Corporate Presentation February 2025 NASDAQ: CRGX Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. . In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. All statements other than statements of historical facts contained in this presentation are forward-looking statements. These forward-looking statements include, but are not limited to, statements about: the initiation, timing, progress, advancement, and results of CARGO’s clinical and preclinical programs; the potential benefits of CARGO’s product candidates; the timing of data reports,  CARGO’s strategic plans for its business and product candidates;, including potential future partnerships and related transactions, CARGO’s estimated cash, cash equivalents and marketable securities as of December 31, 2024 and CARGO’s expectations that its current cash, cash equivalents and marketable securities will be sufficient to fund its expected operations through 2028. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: the company’s ability to obtain necessary capital to fund its clinical programs; the early stages of clinical development of the company’s product candidates and the product candidates involving novel technologies; clinical and preclinical development being a lengthy and expensive process with uncertain outcomes; data from the company’s clinical trials and preclinical studies, including the performance and characteristics of the company’s product candidates, including any undesirable side effects or other properties discovered or detected in the company’s clinical trials and preclinical studies; any favorable data from trials conducted by third-parties, may not be replicated in the company’s clinical trials or predictive of future results; the company’s ability to obtain regulatory approval of and successfully commercialize its product candidates; the company’s reliance on third-party suppliers and manufacturers, including CROs; the outcomes of any future collaboration agreements; and the company’s ability to adequately maintain intellectual property rights for its product candidates. For a detailed discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to CARGO’s business in general, please refer to the risk factors identified in the Company’s filings with the Securities and Exchange Commission (SEC), including but not limited to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed on November 12, 2024. Any forward-looking statements that the company makes in this press release are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, and speak only as of the date of this press release. Except as required by law, the company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Information in this presentation (including market data and statistical information) has been obtained from various sources (including third-party sources) and the Company does not guarantee the accuracy or completeness of such information. All projections, valuations and statistical analyses are provided for information purposes only. They may be based on subjective assessments and assumptions and may use one among many alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance, and you are cautioned not to give undue weight to them.  This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the therapeutic use for which such product candidates are being studied. The Phase 1 clinical trial for firi-cel referenced herein was conducted by Stanford using their formulation of CRG-022…. The Company has made additional process and analytical improvements to the Stanford process to create the intended commercial manufacturing process for firi-cel in an effort to improve manufacturing yields and efficiency.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

CRG-023 safety and durability data expected by EOY'25, paving the path to potential non-dilutive capital through BD and to allogeneic CRG-023

Focused strategy to progress an intended best-in-class, off-the-shelf allogeneic vectorized CRG-023

	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26	Q3'26	Q4'26	Q1'27	Q2'27	Q3'27	Q4'27
CRG-023 P1 (Autologous)[1]		Ph1 FPD	N=4 dosed	N=8 dosed N=3+3m, N=1+6m		N=18 dosed N=4+3m, N=5+6m		N=23+6m				Data read-outs include 30-day MRD status
CRG-023 P1 (Allogeneic)							Allo IND	Allo FPD N=3 dosed	N=6 dosed N=3+3m	N=24 dosed N=3+3m, N=3+6m	N=36 dosed N=18+3m, N=6+6m	N=36 dosed N=12+3m, N=24+6m
Anticipated[1] **Incremental Mkt Potential Could Unlock Est. Peak Revenue**						3L+ LBCL[3] **~$850M**	2L LBCL CAR Naive **~$1.8B**			1L LBCL High Risk **~$2.0B** 3L+ CLL **$450M**		

CRG-023 Autologous: Establish opportunity towards B-I-C profile

Allogeneic CRG-023: Intended to leapfrog and change B-cell malignancy paradigm

Potential multiplier effect with Allogeneic vector partnerships

CARGO's innovation and engineering paired with strong management team could unlock near-term value creating milestones in 2025 and through 2027

[1] Enrollment assumptions are illustrative: plan to escalate only to DL2; mfg. capacity 3/mo. (dedicated suite); assumes no safety holds and no out of spec. mfg.
Estimated peak revenue is illustrative; no assurances can be made regarding the likelihood of achieving this revenue.

CARGO THERAPEUTICS

3

Innovative pipeline for best-in-class potential in cell therapy Stage of Development Autologous Program Target(s) Indication(s) Discovery IND-enabling Phase 1 Phase 2 Phase 3 Commercial rights CRG-023 (tri-specific, tri-cistronic CAR T)  CD19 CD20 CD22 B-cell malignancies (LBCL, B-ALL)(1) Allogeneic Platform Applications Potential Indications: Discovery IND-enabling Phase 1 Phase 2 Phase 3 Commercial Rights Allogeneic Vector CAR T-cell therapy Heme onc, solid tumors, auto-immunity Allogeneic vector + CRG-023 CD19 CD20 CD22 B-cell malignancies (LBCL, CLL, B-ALL)(1) Supported by strong balance sheet with cash runway through 20282 Strong and seasoned management team with oncology and cell therapy expertise Additional indications under consideration: MCL, FL Broader development plan expected to be funded through partnerships and is not included in cash runway

CRG-023 Overview Designed to deliver multiple, therapeutically beneficial transgene “cargo” from a single vector

Innovative tri-cistronic CAR T expresses three independent CARs from a single vector, each with its own costimulatory domain

Functional optimization through extensive screening and sophisticated engineering



Binders
CARs
Engineer
CRG-023

Novel, human scFvs from antibody discovery campaigns for **CD19** and **CD20**

Top **CD19 and CD20 binders** as mono-specific CARs

Top CARs in **bi- and tri-** format to determine vector compatibility

> 1,000 constructs screened

Designed to deliver multiple beneficial transgene "cargo" from a single vector



MND promoter
CD22 CAR
P2A
CD19 CAR
T2A
CD20 CAR
CAR22 (m971-scFV)*
CAR19 (19c493 scFV)
CAR20 (20c27 scFV)
CD8 hinge CD8 TM
CD28 hinge CD28 TM
CD28 hinge CD28 TM
4-1BB
CD28
CD2
CD3ζ
CD3ζ
CD3ζ

Three different co-stimulatory domains; Novel CD2 co-stim

Novel CD2 co-stim informed by observations that CD58 expression loss associated with poorer response outcomes to CD19 CAR T-cell therapy

CARGO THERAPEUTICS

* Same binder as firi-cel.

6

CAR-023 sustained anti-tumor function when activated by single antigen

Serial stim w/ Raji
(CD19⁻, CD20⁻, **CD22⁺**)



Tumor cells / well
200000
150000
100000
50000
0
0
5
10
15
Days
CD22+
Control (NTD)
CD22 CAR
CAR-023

Serial stim w/ Raji
(**CD19⁺**, CD20⁻, CD22⁻)



Tumor cells / well
200000
150000
100000
50000
0
0
5
10
15
20
Days
CD19+
Control (NTD)
CD19 CAR
CAR-023

Serial stim w/ Raji
(CD19⁻, **CD20⁺**, CD22⁻)



Tumor cells / well
200000
150000
100000
50000
0
0
5
10
15
Days
CD20+
Control (NTD)
CD20 CAR
CAR-023

CD22 CAR T here is not firi-cel drug product. Different vector, research scale process

n=3, mean ± SEM

CARGO THERAPEUTICS
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CAR-023 sustained anti-tumor activity in serial stimulation assays Serial Stimulation Assay Day(s) n n n 0 Serial Stim with Raji Lymphoma (CD19+, CD20+, CD22+) Tumor cells / well Control (NTD) CD20 CAR CD22 CAR CD19 CAR CAR-023 Days n=3, mean±SEM Source: (CARGO ASH 2024 abstract, Barfi et al. 2024. CAR-023 CAR T cells here were produced at research scale and are not at scale CRG-023 drug product CD22 CAR uses a different vector backbone and is not representative of firi-cel clinical product

CAR-023 sustained long term tumor control relative to benchmarks Day 25 analysis: Serial Stim w/ Raji n=2, mean ± SEM Schematics of Benchmark Controls Utilized Failure Failing Benchmark CAR(s)-only comparison utilizes CARGO vector. Not a drug product comparison All Constructs but CRG-023 fail by Day 30

CRG-023 demonstrated impressive, anti-lymphoma activity in vivo across antigen loss models and at low doses + + Antigen Loss Lymphoma Model CRG-023 Low Dose Titration: Lymphoma Model Source: CARGO ASH 2024 abstract, Barfi et al. 2024. Raji CD19KO Raji CD20KO Raji CD22KO Raji 1:1:1

CRG-023 manufacturing process designed to seamlessly evolve from autologous dose escalation to the allogeneic platform Process optimization guided by pre-clinical data while leveraging firi-cel execution experience Product characterization Dose escalation Considerations Process Reliability Preclinical data obtained with representative drug product Multiple QC and in-vivo assays in place for confirming activity "Expand to dose" with a single process Key product characteristics defined prior to dose escalation Test process using patient apheresis Intended plasmid and vector locked in prior to Phase 1 dose escalation Bridge to Allo CRG-023 process serves as a starting point for allo version of the 023 product Retain portability, flexibility, process/analytical method ownership and supply chain learnings from firi-cel to enable speed

Good expansion characteristics across multiple healthy donors Process confirmed using patient aph At-scale process demonstrated at CDMO Drug Product attributes including antigen specific potency assay demonstrated across range of batches CRG-023 process and analytical methods developed to produce drug product with optimized product profile, confirmed using patient material

CRG-023 Summary Robust and comprehensive pre-clinical characterization establishing: Impressive, durable anti-tumor activity Low dose effectiveness in vivo Prevention of antigen escape Superior long term tumor control relative to competitive, clinically validated CARs Potential for best-in-class efficacy At scale process development efforts improved drug product performance Preclinical data obtained using representative drug product Key product characteristics and vector defined prior to dose escalation Safety and efficacy clinical data will pave the way for potential near-term value creation.  Opportunity to leapfrog competition by combing with universal allogeneic vector

Confidence in CRG-023 maintained with firi-cel learnings

CRG-023 targeting of CD22 offers a differentiated opportunity to achieve a best-in-class profile across B cell malignancies CRG-023 Total CAR CRG-023 vs Firi-cel CAR022 CAR expression levels heavily influence CAR T activity against a given antigen

Firi-cel CAR T expansion may associate with IEC-HS. CRG-023 vs firi-cel expansion potential are significantly differentiated preclinically

Hemophagocytic lymphohistiocytosis (HLH), is a severe hyper-inflammatory syndrome associated with unmitigated T cell and macrophage activation

Stanford Phase 1 CAR22 Study


0·0016
CD22 CAR+ cells / uL Blood
10⁴
10²
10⁰
10⁻²
Grade 0–1
n=33
Grade 2–4
n=5
IEC-HS Grade

Does the number of CAR T cells in the periphery associate with IEC-HS?

- See PK data (right)
- DL2: 33% Incidence
- DL1: 7% Incidence

Preclinical: CAR T In Vivo PK


Raji i.v.
Su-DHL-6 s.c.
Su-DHL-10 s.c.
CAR+ Cells/5ul blood
60000
40000
20000
2000
1500
1000
500
0
6000
4000
2000
0
800
600
400
200
0
Firi-Cel 0.1M
CRG-023 0.1M
Firi-Cel 0.3M
CRG-023 0.3M
Firi-Cel 1M
CRG-023 1M

Preclinical: Efficacy


CRG-022 vs 023 Donor 1
Total Flux
DPT
CRG-22 Donor 1 0.1M
CRG-22 Donor 1 0.3M
CRG-22 Donor 1 1M
CRG-23 Donor 1 0.1M
CRG-23 Donor 1 0.3M
CRG-23 Donor 1 1M
Raji only

Firi-cel expanded more than CRG-023 CAR T

i.v: intravenous s.c: subcutaneous

CARGO THERAPEUTICS 16

Novel Allogeneic Platform Universal vector with Best-in-Class engineering designed to limit rejection and enable conversion of autologous CAR T-cell therapy for broader patient benefit

Innovative, universal vector intended to enable allogeneic CAR T therapy from any new or existing CAR CARGO’s differentiated approach: KD = Knockdown Allogeneic: Avoid immune rejection long enough to achieve durable response Autologous: T cell dysfunction limits efficacy Autologous: Scalability limits availability for patients Cell therapy challenges: CARGO’s solution: Universal vector limits immune-based rejection and converts autologous CAR vectors/processes into an allogeneic CAR T Opportunity: Maintain durable efficacy and safety of autologous cell therapy while increasing availability to more people with cancer Upon clinical POC, potential to unlock broad range of BD opportunities

Differentiated approach to limit allogeneic CAR T rejection and achieve durable response Single vector to limit Host-vs-Graft rejection and prevent Graft-vs-Host disease

CARGO's allogeneic platform is a streamlined, universal approach designed to solve the challenges of allogeneic cell therapy

Company	Approach	Extending Persistence Immune Evasion / Cloaking			Safety Preventing T cell toxicity
		Evading CD8+ T cells	Evading CD4+ T cells	Evading NK cells	Mitigating GvHD
Allogene Therapeutics	Gene Editing	CD52 Knockout	CD52 Knockout	CD52 Knockout	TCR Knockout
Century Therapeutics	Gene Editing	MHC I Knockout (B2M)	MHC II Knockout (CIITA)	HLA-E Knock-In HLA-G Knock-In	
Poseida Therapeutics	Gene Editing	MHC I Knockout (B2M)	-	-	TCR Knockout
Sana Biotechnology	Gene Editing	MHC I Knockout (B2M)	MHC II Knockout (CIITA)	CD47 overexpression	TCR Knockout
CARGO Therapeutics	**Universal Vector**	**MHC I Knockdown CD58 Knockdown CD8 Inhibitor**	**MHC II Knockdown CD58 Knockdown**	**Incomplete MHC I Knockdown CD58 Knockdown**	**TCR Knockdown CD3ζ Knockdown**

No Gene Editing – CARGO's vector approach does not require complex gene editing, which is difficult to optimize and manufacture at scale

Enhanced Persistence – multiple mechanisms to extend CAR T cell persistence, potentially translating into increased clinical durability

GvHD Mitigation – two layers of TCR knockdown to prevent T cell toxicity and mitigate GvHD

CARGO THERAPEUTICS 20

Vectored transgene TCR suppression mitigates GvHD risk No Graft vs Host Disease symptoms observed in mouse model Orthogonal suppression to ablate TCR expression Key Features Gene X to prevent TCR export CD3 shRNA TBI (D-1) NSG Day 0 I.V. 30M Graft T Cells Day X Readouts: Body Weight GvHD Score Survival Pre-Sort

Vectored transgene approach to limit NK cell-mediated rejection Cloaking approach to limit NK rejection Tuning MHC-I knockdown limits NK rejection Host NK TRAC KO NK Rejection Assay TRAC+B2M KO MHC Knockdown 1:1 E:T 3 donors

Three, novel separate approaches to limit T cell-mediated rejection

Approaches to limit CD4/CD8 T rejection



Host CD4 T cell
Less MHC:
Reduces rejection by host T cells
No MHC-II
Low MHC-I
Host CD8 T cell
Less Co-Stim:
Limits activation of both host T and NK cells
CD8 T Inhibitor:
Tethered steric hinderance to occlude TCR binding
RFX5 shRNA:
reduces transcript levels of endogenous RFX5
Anti-CD58 binder:
Retains CD58 in ER
RFX5 DN:
reduces MHC transcription
DN
SXY
MHC-I/II
CD58
ER retain

Reduced host CD8+ T proliferation with CD8i



Host CD8 T
TRAC KO
TRAC+ B2M KO
CARGO
Host CD8 T Proliferation
%Host CD8+ T Proliferation
0
5
10
15
20
ALLO v1 (- CD8i)
ALLO v2 (+ CD8i)
1:1 E:T
8 donors
%Host CD8+ T Proliferation
0
20
40
60
80
100
TRAC KO
TRAC + B2M KO
ALLO v2.1
ALLO v2.2
ALLO v2.3
ALLO v2.4
1:1 E:T
3 donors

Survival against primed alloreactive T cells



Primed Host T
TRAC KO
TRAC+ B2M KO
CARGO
Rejection Assay
%Graft Survival
0
20
40
60
80
100
120
TRAC KO
TRAC + B2M KO
ALLO v2.1
ALLO v2.2
ALLO v2.3
ALLO v2.4
1:1 E:T
3 donors

CARGO THERAPEUTICS
23

Preclinical proof-of-concept achieved across multiple CAR vectors *Early experimental POC, pre-TCR depletion * Planned Studies: CD19 CARs BCMA CARs GPC3 CARs Other targets These data for Allo CAR T utilized an aligned, research scale process

Comparable CAR anti-tumor activity demonstrated with allo vector CAR-023 Serial Killing Assay 1:6 E:T

Preliminary CMC PoC studies demonstrate impressive productivity with desired drug product quality attributes Depletion At 1/8th  manufacturing scale generate ≥1B therapeutic cells using bicistronic allo construct. Ultimate target is to scale to 3B seeding density to generate >10B therapeutics cells 99.7% 50.4% 40.7%

Universal Allo Vector Summary Lead candidate selection complete in Q1 2025 Established leading profile to prevent immune-based rejection with lead candidate vector(s) Demonstrated important feasibility of pairing an allogeneic vector with multiple, pre-existing CAR vectors and autologous process Early CMC PoC studies demonstrated seeding density of 500M cells can generate ≥ 1B therapeutic cells with a path to scale >10B therapeutic cells Rapid progress has increased PTRS and could unlock differentiated CRG-023 value and beyond

CRG-023 Develop Plan and Market Opportunity

CRG-023 Phase 1 study design provides optionality for both autologous and allogeneic modalities and across broad set of B-cell malignancies



Dose escalation
Dose expansion
2L/3L+ LBCL(1) (N=24)
and 3L+ CLL (N=12)
Allo vectorized CRG-023
DL2
DL1
DL-1
2L LBCL (CAR Naïve); N=12
3L+ LBCL (1) N=12
3L+ CLL N=12
Market Opportunity
CRG-023 Autologous
DL3
DL2
DL1
DL-1
DL-2
25x10[6] CAR T+ cells
3L+ LBCL(1)(N=9)
3L+ LBCL (1) N=14
2L LBCL (CAR Naïve); N=12

Phase 1 Study Objectives

- Evaluate safety, tolerability, pharmacokinetics, and preliminary efficacy of CRG-023
- Establish recommended Phase 2 dose for CRG-023 autologous
- Establish CRG-023 autologous proof–of-concept
- Establish development pathway across multiple indications

Phase 2 Strategy

- Partner to fund and accelerate program across indications
- Indications (Allo vectorized CRG-023)(2):
  - **LBCL 1L High Risk** (N=300)
  - **LBCL 2L+ CAR Naïve** (N=80)
  - **CLL 3L+** (N=80)

(1) Includes both CAR Naïve and CAR experienced
(2) Additional indications opportunities: MCL, FL, autoimmune

CARGO THERAPEUTICS 29

Significant market opportunity across B-cell malignancies with potentially best-in-class CAR T cell therapy

US Treated Patients, 2030+

Additional Indications & LCM Opportunity

	LBCL	LBCL	CLL	MCL	FL	ALL (Adults)
Treated patients in US	**52,000** Treated LBCL patients in US		**36,000** Treated CLL patients in US	**9,000** Treated MCL patients in US	**25,000** Treated FL patients in US	**4,000** Treated ALL patients in US
Segment	**25,000** 1L+ High Risk	**18,000** 2L+ CAR Naïve	**6,500** 3L+ Post BTK & BCL-2 inhibitors	**5,000** 2L+ BTK Agnostic	**5,000** 3L+ CAR Naïve	**2,000** 2L+
CRG-023 treated patients	**4,500** CRG-023 treated patients	**4,000** CRG-023 treated patients	**1,000** CRG-023 treated patients	**600** CRG-023 treated patients	**800** CRG-023 treated patients	**300** CRG-023 treated patients
Price	$450K CAR T price	$450K CAR T price	$450K CAR T price	$450K CAR T price	$450K CAR T price	$450K CAR T price
Revenue	**$2.0B Est. Peak Revenue**	**$1.8B Est. Peak Revenue**	**$450M Est. Peak Revenue**	**$250M Peak Revenue**	**$373M Peak Revenue**	**$150M Peak Revenue**

Note: Addressable market opportunity and patient numbers are estimates. Estimated peak revenue captures the potential for autologous CRG-023 and no upside for potential penetration into earlier lines for Allogeneic CAR construct

CARGO THERAPEUTICS

Notes / Assumptions: Assumes 1.5x share compared with the cell therapy market leader in each indication. $450K price for CAR T
Source: Clarivate Market Forecast Dashboard, Updated 2024

30

CARGO leads with multiple shots on goal with best-in-class potential CRG-023 and possibility to leapfrog with allogeneic vectorized CRG-023

CRG-023**
CD19 / CD20 / CD22 auto CAR T

CARGO THERAPEUTICS

CRG-023 is currently the only tri-specific, tri-cistronic CAR T with three independent CARs, each with a distinct co-stimulatory domain

Multi-Specific CAR Ts Across Indications	
LCAR-AIO (Legend) CD19/CD20/CD22 CAR T	P-CD19CD20-ALLO1 (Poseida/Roche) CD19/CD20 CAR T
CAR 20.19.22 (Miltenyi) CD19/CD20/CD22 CAR T	UCART20x22 (Cellectis) CD20/CD22 CAR-T
KITE-363/KITE-753 (Kite/Gilead) CD19/CD20 CAR T	
Prizloncaptagene (J&J/AbelZeta) CD19/CD20 CAR T	
IMPT-314 (Lyell) CD19/CD20 CAR T	
Zamtocabtagene (Miltenyi) CD19/CD20 CAR T**	

Key programs selected based on US clinical development. **In potentially pivotal studies.

■ Auto ■ Allo ■ CARGO

CARGO THERAPEUTICS
31

Allogeneic vectorized CRG-023 Proof-of-Concept (PoC) has the potential to unlock significant value through partnerships for CARGO and investors PoC enables multiplier effect through partnership Potential for multiple non-exclusive partnerships out-licensing CARGO allogeneic vector (indication agnostic) Potential to in-license CARs to pair with allogeneic vector across hematologic cancers and solid tumors Enables CMC process and regulatory synergies: Speed up IND by 3-6m by leveraging CARGO platform process and single allo vector master file Leverage allogeneic platform CMC data across multiple IND filings Partnered Asset PoC Allogeneic Vector PoC Allogeneic Vectorized CRG-023 Primary path to PoC Additional path under evaluation * Targets of interest : BCMA, GPCR5D, BCMA*GPCR5D

Summary: Value creation possible by EOY’25 with milestones in 2026 and 2027 with potential for significant upside Strong and seasoned management team with oncology and cell therapy expertise Portfolio of potentially best-in-class product (multicistronic construct of CRG-023) and platform (allogeneic vector) create near-term value for CARGO and shareholders EOY’25: Establish CRG-023 autologous safety and durability Intention to study in 2L+ CAR Naïve LBCL, market opportunity ~4k patients treated with CRG-023 (2030+) Paves the way for allogeneic vectorized CRG-023 to possibly leapfrog competition EOY’26: Establish early allogeneic vectorized CRG-023 PoC Leapfrog competition with allogeneic CRG-023 to enter 1L+ high risk LBCL and 3L+ CLL, possible expanded market opportunity to 5.5k patients treated with allogeneic CRG-023 (2030+) EOY’27: Intent to unlock multiple non-exclusive partnerships out-licensing allogeneic vector

Thank you

Pre-read Slides

Recognized as strong and seasoned leadership team with significant oncology and cell therapy experience Gina Chapman President & Chief Executive Officer Anup Radhakrishnan Chief Operating Officer & Chief Financial Officer Michael Ports, PhD Chief Scientific Officer Shishir Gadam, PhD Chief Technical Officer Halley Gilbert, JD Chief Legal Officer Kari Leetch Chief People Officer Ginna Laport, MD Chief Medical Officer Pre-read only

Loss of co-stimulation Lack of T-cell persistence Antigen escape Expression of  three specific chimeric antigen receptors Multi-specificity CAR-Engineered, CD2 technology New Co-Stim Technology New human binders, optimized CAR design, new MFG process multi-cistronic engineering Design & Engineering CRG-023 a tri-specific CAR T designed to improve patient outcomes Factors that limit response to cell therapy Pre-read only

HD runs Dose Escalation Expansion CRG-023 vector development approach enabled speed, functionality, portability of vector manufacturing and reliable supply Titer optimization by testing helper plasmid combinations Backbone pCCLc pCCLc pOXB pOXB pSup2KO pSup2KO Promoter MNDU3 MNDU3 MNDU3 MNDU3 MND MND Helpers ALD OXB ALD OXB ALD OXB Internally developed plasmid maps TriCAR GOI plasmid entirely owned by CARGO Confirmed functionality for transduction and controlled VCN Pre-read only 5x improvement in titers via plasmid ratio optimization SF Integration Titer (TU/mL) % Tri-CAR GOI GMP vector in hand for the dose escalation

Confidence in CRG-023 maintained with firi-cel learnings Confidence in CRG-023 underscored by key differences in construct design and performance profile Targeting multiple antigens, including CD22, enables opportunity for best-in-class profile for CRG-023 ~80% of patients expressed CD22 (FIRCE-1), consistent with published literature for first-line LBCL patients Examples of FIRCE-1 patients that only expressed CD22 and not CD19 or CD20. CRG-023’s tri-cistronic construct results in 40% lower CAR22 surface expression as compared to firi-cel, resulting in altered response profile following CD22 engagement. IEC-HS may be associated with CAR T expansion in patients Preclinical in vivo expansion was significantly lower for CRG-023 as compared to firi-cel CAR T cells, even though CRG-023 generated a superior response at all dose levels tested Preclinical CRG-023 did not produce more effector cytokines in vitro relative to benchmark controls that include mono CAR CD19s and CAR22 Multivariate analysis post FIRCE-1 data clean up to further inform understanding of firi-cel and role of patient characteristics, product profile, and dose

Preliminary Data

Pre-read only

FIRCE-1 Patient Characteristics are Similar to Stanford Phase 1 Study

Baseline	Cohort 1 (n=49)	Stanford Dose level 1 (n=29)
Age, years at screening median (min, max) *>=65, n (%)*	 64.0 (19, 84) 29 (51%)	 64 (25, 84) 14 (48%)
Sex, male, n (%)	39(68%)	15 (52%)
Race*, white, n (%)	34 (69%)	21 (72%)
Ethnicity, Hispanic or Latino, n (%)	7 (14%)	5 (17%)
ECOG score n (%) 0 1	 15 (31%) 33 (67%)	ECOG 0 and 1: 29 (100%)
LDH, >ULN, n (%)	28 (57%)	23 (79%)

Baseline	Cohort 1 (N=49)	Stanford dose level 1 (N=29)
Disease subtype for lymphoma per local assessment, n DLBCL NOS HGBCL DLBCL arising from FL Follicular lymphoma, Grade 3B Primary mediastinal LBCL	49 34 (69%) 9 (18%) 3 (6%) 2 (4%) 1 (2%)	29 16 (55%) 6 (21%) 5 (17%) 1 (3%) 1 (3%)
Cell of original per local, n GCB non-GCB not reported	49 24 (49%) 13(26%) 12 (24%)	11 (38%)
Disease stage I II III IV Not reported	49 1 (2%) 8(14%) 9 (18%) 25 (51%) 7 (14%)	I and II: 8 (28%) III and IV: 21 (72%)
Prior lines of therapy, n 1 2 3 4 5 6	53 3 (7%) 13 (28%) 15 (33%) 10 (22%) 3(7%) 2 (4%)	Stanford DL1: median of 4, range of (3, 8) **CARGO Cohort 1 (n=49): median of 3, range (1, 6)**
Time from last CAR-T therapy to leukapheresis (months), median	6.4 m (2,55)	Time from CD19 CART to CD22 CAR infusion: 7.1 m (2, 41)

CARGO THERAPEUTICS

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Summary of FIRCE-1 data Response durability lower than Stanford Ph 1 results Cohort 1 N=51 Stanford DL1 N=29 ORR (CR+PR), n (%) 39 (77%) 19 (66%)       CR 22 (43%) 15(52%)       PR 17 (33%)       SD 6 (12%) Preliminary Data CRG-022 treated patients with at least one post-baseline scan Cohort 1 N=45 Stanford DL1 N=29 ORR (CR+PR), n (%) 13 (29%)       CR 8 (18%) 12 (45%) 3-month response CRS, IEC-HS, ICANS by frequency/max grade - 3 non-relapse deaths to date Preferred term Cohort 1 n=60 Stanford DL1 n=29 All grades Gr >=3 All grades Gr >=3 CRS 47 (83%) 3 (5%) 29 (93%) 0 ICANS 5 (8%) 1 (2%) 5 (10%) 0 IEC-HS 18 (30%) 11(18%) 2 (7%) 0 Three patient deaths related to severe IEC-HS: 2 patient deaths with IEC-HS listed as gr 5 terminal event 1 patient death with GI bleed as terminal event associated with gr 4 IEC-HS Pre-read only Data cutoff date: 24JAN2025

Under the hood: MOA of CARGO’s multifaceted strategy to prevent GvHD and HvG T cell Membrane MOA: Mechanism of Action, GVHD: Graft versus Host Disease, HvG: Host versus Graft

Pre-read only

Thorough lead selection campaign for universal vector

Target Identification → **Engineer Transgenes Against Targets** → **Protein and Vector Engineering** → **Vector Assembly**



Identify targets that:

1. Suppress TCR
2. Limit immune rejection

~1300 transgenes
~350 shRNAs


Gene A
Gene B
Gene C
Gene D
Gene 1
Gene 2
Gene 3
Gene 4
shRNA X
shRNA Y
shRNA Z

Build library of:

1. Naturally occurring genes
2. Synthetic proteins
3. shRNA


Gene
trunc Gene
Gene B
shRNA Z
Gene 1
Gene 1*
Gene 2
Gene A
Gene 2 + Gene A

Examples:

1. Minimize payload size
2. Express orthogonal components to enhance KD
3. Codon optimization/cryptic splice site removal
4. Fusion proteins to reduce cistrons

~600 all-in-one vectors


CARGO
Allo
Vector

Construction of vector:

1. Combination and ordering of various components
2. Screening for expression and function

CARGO THERAPEUTICS
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Vector engineering and functional triage – path to lead selection v2.2 NK Rejection T cell Rejection Host T cell Host NK CARGO’s ALLO v2.2 approach threads the needle between host T and NK cell rejection Version 2 vector candidates display superior performance across multiple assays than earlier iterations Best-in-class profile (Data presented at JPM)

Cargo Allogeneic platform: Long-term potential to disrupt cell therapy manufacturing, supply chain and regulatory pathways Positive patient experience (TAT, slot management, supply chain) Single source of DP for multiple, indications, geographies Lower COGS Healthy donor cells-: Less variability in manufacturing Pre-read only Single Allo Vector Master File Product 1 IND Product 2 IND Product 3 IND Leverage CMC data across platforms leading to multiply benefit